UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34436	27-0247747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 West Putnam Avenue
Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐ Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 CAR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On May 7, 2012, Starwood Property Trust, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Management Agreement dated as of August 17, 2009 (the “Management Agreement”), between the Company and SPT Management, LLC (the “Manager”).  Pursuant to the terms of the Management Agreement, the Manager provides the day-to-day management of the Company’s operations.

Pursuant to the Amendment, the definition of “Core Earnings” was amended to exclude certain non-cash adjustments, and to make certain clarifications with respect to the exclusion of depreciation and amortization  from the calculation of Core Earnings.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Management Agreement, dated May 7, 2012, between Starwood Property Trust, Inc. and SPT Management, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2012	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to Management Agreement, dated May 7, 2012, between Starwood Property Trust, Inc. and SPT Management, LLC